EXHIBIT 99.2
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY FILES INVESTOR PRESENTATION

Presentation Highlights Ashford Trust’s Decisive Actions to Navigate the Global Pandemic, Recent Balance Sheet and Liquidity Enhancements, and Its Attractive, Well-Positioned Hotel Portfolio

DALLAS, April 8, 2021 -- Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today filed an investor presentation with the Securities and Exchange Commission which highlights its decisive actions to navigate the global pandemic, its significant balance sheet and liquidity enhancements, and its attractive hotel portfolio, which is well-positioned to capitalize on the upcoming industry recovery. The presentation is also available on the Investors tab of the Company’s website at www.ahtreit.com.
Highlights of the investor presentation include:
•    Decisive Actions to Navigate the Global Pandemic: The Company secured forbearance agreements on $3.6 billion of loans, exchanged ~50% of its preferred equity for its common equity, and ensured substantial liquidity via a long-term capital agreement for up to $450 million.
•    Significant Balance Sheet and Liquidity Enhancements: The Company has materially reduced its monthly cash utilization, handed back uneconomic assets to lenders, has significantly delevered its balance sheet, and has utilized equity line and SEDA facilities to generate additional liquidity and reduce leverage.
•    Well-Positioned for Recovery: The Company has no significant debt maturities until 2024-2025, assuming extensions are exercised. It has a geographically diverse portfolio with high exposure to transient leisure customers. Its affiliated property manager, Remington, provides a significant advantage to control property-level costs.
“After a very difficult and challenging year, the lodging industry is showing clear signs of improvement,” commented J. Robison Hays, Ashford Trust’s President and Chief Executive Officer. “Our improved liquidity profile and ongoing deleveraging initiatives position us to take advantage of the recovery.”
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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to meet the NYSE continued listing standards; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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